Exhibit 10.1

SUBSCRIPTION AGREEMENT

August 11, 2008

Wave Systems Corp.

480 Pleasant Street

Lee, MA 01238

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1.                                      This Subscription Agreement (this “Agreement”) is made as of the date set forth below between Wave Systems Corp., a Delaware corporation (the “Company”), and the Investor.

2.                                      The Company has authorized the sale and issuance to certain investors of (a) up to 1,368,333 shares of Class A Common Stock (the “Total Shares”), par value $0.01 per share (the “Common Stock”) for a purchase price of $0.60 per share (the “Purchase Price”) and (b) warrants, in substantially form attached hereto as Annex II (the “Warrants” and, collectively with the Total Shares, the “Securities”), to purchase up to 342,083 shares of Common Stock at an exercise price of $0.65 per share (the “Exercise Price”).

3.                                      The offering and sale of the Securities (the “Offering”) are being made pursuant to the Company’s registration statement including a base prospectus (the “U.S. Base Prospectus”) on Form S-3 (Registration No. 333-150340) filed with the United States Securities and Exchange Commission (the “Commission”) (which, together with all amendments or supplements thereto is referred to herein as the “Registration Statement”) and a Prospectus Supplement containing certain supplemental information regarding the Securities and terms of the Offering that will be filed with the Commission (the “Prospectus Supplement”).

4.                                      The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor, for the aggregate purchase price set forth below, (a) the number of shares of Common Stock set forth below (the “Investor Shares”) and (b) a Warrant to purchase the number of shares of Common Stock set forth below (the “Investor Warrant” and, collectively with the Investor Shares, the “Investor Securities”).  The Investor Securities shall be purchased pursuant to the Terms and Conditions for Purchase of Securities attached hereto as Annex A and incorporated herein by this reference as if fully set forth herein.

5.                                      The transaction for the purchase of the Investor Shares will to settle via DVP (as defined below) UNLESS (a) you elect to receive your Investor Shares using the Deposit Withdrawal Agent Commission (“DWAC”) system of the Depository Trust Company or (b) you have a cash account with Security Research Associates, Inc. (“SRA”) with sufficient cash to fund the Purchase Price and you elect to settle through such account by initialing on the following line:

☐ (Initial Here For  Settlement through account with SRA).

☐ (Initial Here For  Settlement through DWAC)

“DVP” means delivery versus payment  through DTC (i.e., the Company shall deliver Investor Shares registered in the Investor’s name and address as set forth below and released by American Stock Transfer Corporation, the Company’s transfer agent (the “Transfer Agent”), to the Investor at the Closing directly to the account(s) at Security

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Research Associates, Inc. through DTC and simultaneously therewith payment shall be made from such account(s) by Security Research Associates, Inc. to the Company).

If you do not have an existing account at Security Research Associates for settlement by DVP, we will need the following information to be faxed to us along with your signature page to this agreement.  Please fax your clearing information to Security Research Associates at (866) 592-8132 (or as a back up 415-925-0264) to establish an account with our clearing broker Wedbush Morgan Securities. Below is what we will need to open your account.  A “New Account form” is attached in Exhibit B for your convenience:

•                                          The exact registration name of the account

•                                          Tax ID or Social Security number of registered holder

•                                          Investor’s Clearing firm Prime Broker and contact information (contact name, phone number, email address)

•                                          Internal Account number at Prime Broker

•                                          Institutional and Agent ID

6.                                      The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates and (b) it has no direct or indirect affiliation or association with any NASD member.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.                                      The Investor acknowledges that, prior to or in connection with the execution and delivery of this Agreement, it has reviewed the final U.S. Base Prospectus, dated June 23, 2008, which is a part of the Company’s Registration Statement, and the Prospectus Supplement.  THIS AGREEMENT SHALL NOT CONSTITUTE A BINDING COMMITMENT ON THE PART OF THE COMPANY UNTIL (A) THE COMPANY HAS TIMELY RECEIVED AN EXECUTED COPY OF THE COMPLETED SUBSCRIPTION AGREEMENT FROM THE INVESTOR AND (B) THE COMPANY HAS DELIVERED TO THE INVESTOR AN EXECUTED COUNTERPART SIGNATURE PAGE HERETO.  THE INVESTOR ACKNOWLEDGES THAT, AT ANY TIME PRIOR TO THE DELIVERY OF ITS EXECUTED COUNTERPART SIGNATURE PAGE, THE COMPANY MAY ELECT TO NOT ENTER INTO THIS SUBSCRIPTION AGREEMENT FOR ANY REASON.

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SIGNATURE PAGE

Number of Investor Shares:		Shares issuable upon exercise of Warrant

Price Per Investor Share:	$0.60	Warrant Exercise Price $0.65

Aggregate Purchase Price:	$

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: August 11, 2008

INVESTOR

By:
Print Name:
Title:
Address:

Phone #:
Email:

Agreed and Accepted
August 11, 2008:

WAVE SYSTEMS CORP.

By:
Name:
Title:

EXHIBIT A

WAVE SYSTEMS CORP.

INVESTOR QUESTIONNAIRE

Pursuant to Section 3 of Annex I to this Agreement, please provide us with the following information:

1.	The exact name that your Investor Shares and Warrant are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Investor and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in response to item 1 above:

If you have elected to settle via DWAC, please include the following additional information:

1.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained)

2.	DTC Participant Number

3.	Name of Account at DTC Participant being credited with the Shares

4.	Account Number at DTC Participant being credited with the Shares

EXHIBIT B

Institutional DVP/RVP New Account Form.

If settling via DVP, and the Investor does not have an existing account with Security Research Associates, Inc., please fill out the below New Account Form and fax back to SRA with your signature page to the Subscription Agreement.

Please Fax to SRA at:  (866) 592-8132 (or as a back up 415-925-0264)

Send “Attention Devon Wygaerts”

Devon can be reached at 415-925-0346.

ACCOUNT #	REP #	TAX ID#

DVP INSTRUCTIONS:

DTC #	INSTITUTION #	AGENT BANK #	INTERNAL A/C #

SHORT NAME:

ORIGINAL CONFIRMATION:

DUPLICATE INSTRUCTIONS:

INSTITUTION OR I/P #

TRIPLICATE INSTRUCTIONS:

SENT BY:	DATE:

CONTACT INFORMATION:

Name (Printed):

Telephone #:	Email Address:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SECURITIES

All capitalized terms not otherwise defined in this Annex I shall have the meanings ascribed thereto in the Subscription Agreement to which this Annex I is attached.

1.                                      Authorization and Sale of the Investor Securities.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Investor Securities.

2.                                      Agreement to Sell and Purchase the Investor Securities; Placement Agents.

2.1.                            At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the number of Investor Shares and corresponding Warrant set forth on the last page of the Subscription Agreement to which these Terms and Conditions for Purchase of Investor Securities are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2.                            The Company proposes to enter into substantially this same form of Subscription Agreement with certain other investors (the “Other Investors”) and expects to complete sales of some or all of the remaining Securities to them as part of the Offering (subject to Section 3.2(b) below).  The Investor and the Other Investors are hereinafter sometimes collectively referred to as the “Investors”.  The Company may complete sales of the remaining Securities in this Offering to certain of the Other Investors without requiring such Other Investors to enter into a Subscription Agreement; such sales shall nevertheless be on the same price terms as the price terms for all of the other sales in the Offering.

2.3.                            The Investor acknowledges that the Company intends to pay Security Research Associates, Inc. (the “Placement Agent”) a fee (the “Placement Fee”) in respect of the sale of the Securities to the Investor pursuant to a Placement Agency Agreement (the “Placement Agreement”) with the Placement Agent.  A copy of the Placement Agreement is available to the Investor upon request.

3.                                      Closings and Delivery of the Securities and Funds.

3.1.                            Closing.  The completion of the purchase and sale of the Securities (the “Closing”) will occur on or before August    , 2008 (the “Closing Date”).  At the Closing and in accordance with paragraph 5 of the Subscription Agreement: (a) the Company will cause the Transfer Agent to deliver to the Investor the number of Investor Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached to the Subscription Agreement as Exhibit A, in the name of a nominee designated by the Investor; (b) the Company will deliver (by overnight courier) a Warrant to purchase the number of shares of Common Stock set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached to the Subscription Agreement as Exhibit A, in the name of a nominee designated by the Investor and (c) the aggregate purchase price for the Investor Securities being purchased by the Investor will be paid by or on behalf of the Investor to the Company in the manner set forth in Section 3.3 below.

3.2.                            (a)                                  Conditions to the Company’s Obligations.  The Company’s obligation to issue the Investor Securities to the Investor will be subject to the receipt by the

Company of the aggregate purchase price for the Investor Securities being purchased hereunder as set forth on the Signature Page, (b) the accuracy of the representations and warranties made by the Investor in this Agreement, (c) the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date, (d) the Registration Statement remaining in effect and no stop order proceedings with respect thereto being pending or threatened, and (e) there being no objections raised by the staff of the NASDAQ Stock Market to the consummation of the sale without the approval of the Company’s stockholders.

(b)                                 Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Investor Securities will be subject to the fulfillment of those undertakings of the Company with respect to the Investor Securities and/or the Investor to be fulfilled prior to the Closing Date.  The Investor’s obligations are expressly not conditioned on the purchase by any or all of the Other Investors of the remaining Securities that they have agreed to purchase from the Company.

3.3.                            Delivery of Funds; Delivery of Investor Shares.

(a)                                  Subject to all of the provisions set forth in Section 5 of the Subscription Agreement:  Unless the Investor elects to settle the Investor Shares purchased by such Investor by means of the cash account or DWAC option set forth in Section 5 of the Subscription Agreement, no later than three (3) business days after the execution of this Agreement by the Investor and the Company, (i) the Investor shall confirm that the account or accounts at SRA to be credited with the Investor Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Investor Securities being purchased by the Investor, (ii) authorize and instruct SRA to execute a trade for the Investor Shares, (an electronic confirmation will be generated to the clearing firm which will then affirm the trade) and  (iii) the Company shall deliver the Investor Shares to the Investor directly to the account(s) at SRA identified by Investor and simultaneously therewith payment shall be made from such account(s) by SRA to the Company.

(b)                                 If the Investor elects to settle the Investor Securities purchased by such Investor by means of the cash account option set forth in Section 5 of the Subscription Agreement, no later than three (3) business days after the execution of this Agreement by the Investor and the Company, the Company shall deliver the Investor Securities to the Investor directly to the account(s) at SRA identified by Investor and simultaneously therewith payment shall be made from such account(s) by SRA to the Company.

(c)                                  If the Investor elects to settle the Investor Securities purchased by such Investor by means of the DWAC system of the Depository Trust Company, no later than three (3) business days after the execution of this Agreement by the Investor and the Company, the Investor shall (i) pay to the Company by wire transfer of immediately available funds to the account set forth on Annex III hereto the aggregate purchase price for the Shares being purchased by the Investor hereunder and (ii) direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Investor are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing American Stock Transfer Corporation, the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery.  Promptly following the delivery to the Company of the purchase price for the Shares as described herein, the Company shall direct its transfer agent to credit the Investor’s account or accounts with the Shares pursuant to the information contained in the DWAC.

4.                                      Representations, Warranties and Covenants.

4.1.                            Representations, Warranties and Covenants of the Investor.

(a)                                  The Investor represents and warrants to, and covenants with, the Company that: (a) the Investor is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Investor Securities, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Investor Securities; (b) the Investor has answered all questions on the Signature Page for use in the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; and (c) the Investor, in connection with its decision to purchase the number of Investor Securities set forth on the Signature Page, is relying only upon the U.S. Base Prospectus, the Prospectus Supplement and the documents incorporated by reference therein.

(b)                                 The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Investor Securities, or possession or distribution of offering materials in connection with the issue of the Investor Securities, in any jurisdiction outside the United States where action for that purpose is required.  The Investor, if outside the United States, will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Investor Securities or has in its possession or distributes any offering material, in all cases at its own expense.  The Placement Agent is not authorized to make and have not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Investor Securities, except as set forth or incorporated by reference in the U.S. Base Prospectus or the Prospectus Supplement.

(c)                                  The Investor further represents and warrants to, and covenants with, the Company that: (a) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement; and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d)                                 The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Investor Securities constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Investor Securities.

(e)                                  The Investor represents, warrants and agrees that, since the earlier to occur of (i) the date on which the Placement Agent first contacted the Investor about the Offering and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement, it has not directly or indirectly (a) engaged in any short selling, (b) established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 or

(c) granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a short sale, in each case with respect to the Company’s securities.

5.                                      Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Investor Securities being purchased and the payment therefor.

6.                                      Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electronic confirmation of receipt and will be delivered and addressed as follows:

(a)                                  if to the Company, to:

Wave Systems Corp.
480 Pleasant Street
Lee, MA 01238
Fax: (413) 243-0391
ATTN:  Gerard Feeney, CFO

with copies to:

Bingham McCutchen LLP
399 Park Avenue
New York, NY 10022
Fax: (212) 752-5378
ATTN:  Neil W. Townsend

(b)                                 if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.                                      Changes.  This Agreement shall not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.                                      Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.                                      Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.                               Governing Law; Jurisdiction.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.  Any legal action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall only be instituted, heard and adjudicated (excluding appeals) only in a state or federal court located in New York, and each party hereto knowingly, voluntarily and intentionally waives any objection which such party may now or hereafter have to the laying of the venue of any such action, suit or proceeding, and irrevocably submits to the exclusive personal jurisdiction of any such court in any such action, suit or proceeding.  Service of process in connection with any such action, suit or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.

11.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

12.                               Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement shall constitute written confirmation of the Company’s sale of Investor Securities to such Investor.

13.                               Entire Agreement.  This Agreement and the Warrant constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between such parties with respect to such subject matter.

14.                               No Assignment.  This Agreement shall not be assigned by any party hereto, without the express prior written consent of the Company or the Investor.